Morgan Stanley Limited Duration Fund
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001

Dear Shareholder:

On October 31, 2001, the Board of Trustees of Morgan Stanley Short-Term Bond Fund approved a change to one of the Fund's investment strategies whereby the Fund will change its current strategy of seeking to maintain an overall weighted average maturity of the portfolio of three years or less to a strategy of seeking to maintain an overall average portfolio duration of three years or less. The maturity of a security measures only the time until a debt security provides its final payment and takes no account of the pattern of a security's payments or prepayments to maturity. Duration, however, measures the expected life of a debt security and is a more precise measure of the interest-rate sensitivity of that security.

The Fund's portfolio management team believes that this change in investment strategy will give the Fund greater investment flexibility as well as the ability to better diversify the Fund's portfolio. This change will not affect the types of securities that the Fund may purchase and does not change the Fund's investment objective of seeking to provide a high level of current income, consistent with the preservation of capital.

Please note that in connection with this change in investment strategy, the Fund's Board of Trustees approved changing the Fund's name to Morgan Stanley Limited Duration Fund. Both the change in investment strategy and the change of name were effective on December 27, 2001.

Market Overview

The U.S. economy continued losing momentum during the six-month period ended October 31, 2001. At first, the slowdown had been due to an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing overall was particularly weak. Consumer spending subsequently slowed as consumer confidence softened. Toward the end of the summer, the economy began to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. By the end of the period, an already faltering economy appeared to have tipped into recession.

The Federal Reserve Board responded to the economic slowdown with a series of cuts in the federal funds rate. Having reduced the rate by 200 basis points during the first four months of the year, the Fed continued with an additional 200 basis points of reductions, bringing it to 2.50 percent by the end of the review period (plus an additional cut to 2.00 percent in early November).

Morgan Stanley Limited Duration Fund
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

The post-September domestic situation is unprecedented, making it impossible to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Fed's monetary stimulus and fiscal tax relief combined with spending increases, we are optimistic that the economy will improve. It is noteworthy that both the Fed's monetary stimulus and the fiscal tax relief started well before the terrorist attacks, thus providing the economy with an underpinning when the September shock occurred. We believe that the subsequent monetary and fiscal policy responses suggest that there will be a strong basis for an eventual recovery.

Against this backdrop, U.S. interest rates dropped sharply. The yield on five-year U.S. Treasury notes fell by 141 basis points during the period, from
4.89 percent to 3.48 percent. Shorter-term rates dropped even more, with yields on two-year notes falling by 186 basis points, from 4.28 percent to 2.42 percent. Yields on investment-grade nongovernment securities fell somewhat more during the period through September 11. However, yields relative to Treasury securities surged following the terrorist attacks and had not fully recovered by the end of the fiscal year.

Performance and Portfolio Strategy

For the six-month period ended October 31, 2001, the Fund returned 5.60 percent compared to 6.54 percent for the Lehman Brothers U.S. Credit Index (1-5 Year).*

The Fund maintained a shorter duration than its benchmark index during the period, which hindered its relative performance. (Duration is a measure of sensitivity to interest rates. The longer the duration, the more pronounced the effect of an interest-rate change. Generally, when interest rates fall, bond prices rise.) Throughout most of the period, the Fund's three-year average maturity limit made it impractical to maintain a duration as long as that of the benchmark's 2.81 years. However, toward the end of the period we reduced the effective duration to 1.72 years as it became apparent that the market was priced for a substantially more prolonged period of weakness than we believe likely.

At the end of the fiscal year, the Fund was invested approximately 53 percent in corporate securities, including asset-backed securities; 25 percent in U.S. Treasury and government agency securities; and 4 percent in mortgage-backed securities, with the remainder in cash equivalents.

---------------------
*The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Limited Duration Fund
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

Looking Ahead

While it is too early to be sure when the economy will return to the growth track, we believe that economic growth will remain subdued for the immediate future, with inflation staying at acceptable levels. We expect the economy to improve, probably toward the middle of next year. Such a scenario would not necessarily be conducive to Treasury security yields remaining at their recent lows. It could, however, be relatively advantageous for corporate and mortgage-backed securities, which constitute a significant portion of the Fund's portfolio. As always, adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and opportunities become available.

We appreciate your ongoing support of Morgan Stanley Limited Duration Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Limited Duration Fund
FUND PERFORMANCE - OCTOBER 31, 2001

   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------
1 Year                     10.09%(1)
5 Years                    6.43%(1)
Since Inception (1/10/94)  5.83%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

---------------------

(1)  Figure shown assumes reinvestment of all distributions.
     There is no sales charge.

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------
            Corporate Bonds (38.1%)
            Aerospace & Defense (0.7%)
 $   475    Lockheed Martin Corp. ..............................      7.25%       05/15/06    $    521,946
     390    Raytheon Co. .......................................      8.20        03/01/06         431,954
      55    Raytheon Co. .......................................      6.75        08/15/07          57,712
                                                                                              ------------
                                                                                                 1,011,612
                                                                                              ------------
            Airlines (0.1%)
     130    Southwest Airlines Co. .............................      5.496       11/01/06         130,708
                                                                                              ------------
            Auto Parts: O.E.M. (0.5%)
     405    Delphi Automotive Systems Corp. ....................      6.125       05/01/04         413,736
     305    TRW Inc. ...........................................      7.625       03/15/06         320,177
                                                                                              ------------
                                                                                                   733,913
                                                                                              ------------
            Broadcasting (1.5%)
   2,000    Clear Channel Communications Corp. .................      7.25        09/15/03       2,098,812
                                                                                              ------------
            Cable/Satellite TV (2.5%)
   1,000    Century Communications Corp. .......................      9.75        02/15/02       1,001,250
     540    Cox Communications, Inc. ...........................      7.50        08/15/04         585,057
   1,000    Cox Enterprises Inc. - 144A*........................      6.625       06/14/02       1,016,448
     800    Rogers Cablesystems, Ltd. ..........................      9.625       08/01/02         813,000
                                                                                              ------------
                                                                                                 3,415,755
                                                                                              ------------
            Department Stores (2.2%)
   3,000    Dillard's Inc. .....................................      5.79        11/15/01       2,999,979
     130    May Dept Stores Co. ................................      6.875       11/01/05         139,724
                                                                                              ------------
                                                                                                 3,139,703
                                                                                              ------------
            Discount Stores (1.0%)
     310    Target Corp. .......................................      7.50        02/15/05         343,593
     215    Target Corp. .......................................      7.50        08/15/10         243,609
     750    Wal-Mart Stores, Inc. ..............................      5.45        08/01/06         786,922
                                                                                              ------------
                                                                                                 1,374,124
                                                                                              ------------
            Drugstore Chains (0.3%)
     455    CVS Corp. ..........................................      5.625       03/15/06         468,764
                                                                                              ------------
            Electric Utilities (0.4%)
     475    DTE Energy Co. .....................................      6.45        06/01/06         502,281
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------
 Finance/Rental/Leasing (3.6%)
 $   740    American General Finance Corp. .....................      5.875%      07/14/06    $    772,143
   1,225    Ford Motor Credit Co. ..............................      6.875       02/01/06       1,253,935
     200    Ford Motor Credit Co. ..............................      6.50        01/25/07         199,384
     875    Household Finance Corp. ............................      6.50        01/24/06         923,430
   1,000    IBM Credit Corp. ...................................      7.00        01/28/02       1,010,412
     445    MBNA America Bank N.A. .............................      6.50        06/20/06         458,963
     145    Prime Property Funding II - 144A*...................      6.80        08/15/02         148,788
     220    Prime Property Funding II - 144A*...................      7.00        08/15/04         232,940
                                                                                              ------------
                                                                                                 4,999,995
                                                                                              ------------
            Financial Conglomerates (0.5%)
     395    General Motors Acceptance Corp. ....................      7.50        07/15/05         415,493
     304    J.P. Morgan Chase & Co. ............................      5.625       08/15/06         315,680
                                                                                              ------------
                                                                                                   731,173
                                                                                              ------------
            Financial Publishing/Services (0.1%)
     200    Reed Elsevier Capital...............................      6.125       08/01/06         208,096
                                                                                              ------------
            Food Retail (0.8%)
     735    Kroger Co. .........................................      7.375       03/01/05         802,614
     350    Safeway Inc. .......................................      6.15        03/01/06         368,473
                                                                                              ------------
                                                                                                 1,171,087
                                                                                              ------------
            Food: Major Diversified (1.3%)
     625    Kellogg Co. ........................................      6.00        04/01/06         655,317
     660    Kraft Foods, Inc. ..................................      4.625       11/01/06         654,951
     500    Unilever Capital Corp. .............................      6.75        11/01/03         534,657
                                                                                              ------------
                                                                                                 1,844,925
                                                                                              ------------
            Food: Meat/Fish/Dairy (0.2%)
     270    ConAgra Foods, Inc. ................................      6.00        09/15/06         281,429
                                                                                              ------------
            Foreign Government Obligation (0.8%)
   1,025    Quebec Province (Canada)............................      5.50        04/11/06       1,075,695
                                                                                              ------------
            Gas Distributors (1.0%)
     520    Consolidated Natural Gas Co. .......................      5.375       11/01/06         531,397
     375    Nisource Finance Corp. .............................      7.625       11/15/05         409,455
     441    Ras Laffan Liquefied Natural Gas Co. Ltd. - 144A*
              (Qatar)...........................................      7.628       09/15/06         464,613
                                                                                              ------------
                                                                                                 1,405,465
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------
            Home Building (0.1%)
 $   180    Centex Corp. .......................................      9.75%       06/15/05    $    200,303
                                                                                              ------------
            Home Improvement Chains (0.4%)
     565    Lowe's Co., Inc. ...................................      7.50        12/15/05         616,968
                                                                                              ------------
            Hospital/Nursing Management (0.4%)
     525    Tenet Healthcare Corp. .............................      5.375       11/15/06         522,323
                                                                                              ------------
            Industrial Conglomerates (0.9%)
     600    Honeywell International, Inc. ......................      5.125       11/01/06         602,348
     565    Tyco International Group S.A. (Luxembourg)..........      6.375       02/15/06         593,113
                                                                                              ------------
                                                                                                 1,195,461
                                                                                              ------------
            Integrated Oil (0.7%)
     910    Conoco Inc. ........................................      5.90        04/15/04         947,678
                                                                                              ------------
            Investment Banks/Brokers (2.4%)
     650    Credit Suisse F/B USA, Inc. ........................      5.875       08/01/06         672,142
     520    Goldman Sachs Group, Inc. ..........................      7.625       08/17/05         571,709
   2,000    Lehman Brothers Holdings, Inc. .....................      6.50        10/01/02       2,059,248
                                                                                              ------------
                                                                                                 3,303,099
                                                                                              ------------
            Life/Health Insurance (1.7%)
     585    John Hancock Global Fund - 144A*....................      5.625       06/27/06         603,952
     625    Metropolitan Life Insurance Co. - 144A*.............      6.30        11/01/03         656,150
     330    Monumental Global Funding II - 144A*................      6.05        01/19/06         345,762
     285    Nationwide Mutual Insurance - 144A*.................      6.50        02/15/04         299,846
     495    Prudential Insurance Co. - 144A*....................      6.375       07/23/06         521,617
                                                                                              ------------
                                                                                                 2,427,327
                                                                                              ------------
            Major Banks (2.4%)
     250    Bank of New York (The)..............................      8.50        12/15/04         283,195
   2,000    First Union Corp. ..................................      8.00        11/15/02       2,102,438
   1,000    Republic New York Corp. ............................      8.25        11/01/01       1,000,000
                                                                                              ------------
                                                                                                 3,385,633
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------
            Major Telecommunications (2.8%)
 $   300    AT&T Corp. .........................................      5.625%      03/15/04    $    307,354
     675    BellSouth Corp. ....................................      5.00        10/15/06         683,162
     375    British Telecom PLC (United Kingdom)................      7.875       12/15/05         413,915
     630    Deutsche Telekon PLC (Netherlands)..................      7.75        06/15/05         680,545
     455    Sprint Capital Corp. - 144A*........................      6.00        01/15/07         450,450
     595    Telus Corp. (Canada)................................      7.50        06/01/07         639,476
     675    WorldCom, Inc. .....................................      7.875       05/15/03         709,891
                                                                                              ------------
                                                                                                 3,884,793
                                                                                              ------------
            Managed Health Care (1.3%)
   1,125    Aetna, Inc. ........................................      7.375       03/01/06       1,145,197
     275    UnitedHealth Group Inc. ............................      7.50        11/15/05         297,974
     300    Wellpoint Health Network Inc. ......................      6.375       06/15/06         311,376
                                                                                              ------------
                                                                                                 1,754,547
                                                                                              ------------
            Media Conglomerates (1.5%)
     635    AOL Time Warner, Inc. ..............................      6.125       04/15/06         662,050
     605    Viacom, Inc. .......................................      6.40        01/30/06         639,066
     770    Walt Disney Co. (The)...............................      5.50        12/29/06         787,635
                                                                                              ------------
                                                                                                 2,088,751
                                                                                              ------------
            Motor Vehicles (0.3%)
     470    DaimlerChrysler NA Holding..........................      6.40        05/15/06         471,159
                                                                                              ------------
            Multi-Line Insurance (0.3%)
     465    AIG SunAmerica Global Finance VI - 144A*............      5.20        05/10/04         485,312
                                                                                              ------------
            Oil & Gas Pipelines (0.3%)
     340    Williams Companies, Inc. ...........................      6.50        08/01/06         354,467
                                                                                              ------------
            Oil & Gas Production (0.7%)
   1,000    Occidental Petroleum Corp. .........................      8.50        11/09/01       1,000,464
                                                                                              ------------
            Pharmaceuticals: Major (1.0%)
     450    American Home Products Corp. .......................      6.25        03/15/06         477,281
     900    Bristol-Myers Squibb Co. ...........................      4.75        10/01/06         918,487
                                                                                              ------------
                                                                                                 1,395,768
                                                                                              ------------
            Railroads (0.4%)
     470    Union Pacific Corp. ................................      5.84        05/25/04         488,754
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------
    Real Estate Investment Trusts (0.7%)
 $   415    EOP Operating LP....................................      8.375%      03/15/06    $    461,564
     475    Simon Property Group LP.............................      6.375       11/15/07         480,047
                                                                                              ------------
                                                                                                   941,611
                                                                                              ------------
            Savings Banks (1.1%)
   1,500    Golden West Financial Corp. ........................      7.875       01/15/02       1,515,389
                                                                                              ------------
            Specialty Telecommunications (0.4%)
     490    Qwest Capital Funding Inc. .........................      7.75        08/15/06         518,428
                                                                                              ------------
            Wireless Communications (0.8%)
     455    AT&T Wireless Group - 144A*.........................      7.35        03/01/06         485,653
     140    AT&T Wireless Services, Inc. .......................      7.35        03/01/06         149,432
     470    Vodafone Group PLC (United Kingdom).................      7.625       02/15/05         513,869
                                                                                              ------------
                                                                                                 1,148,954
                                                                                              ------------
            Total Corporate Bonds (Cost $51,832,763).......................................     53,240,726
                                                                                              ------------
            U.S. Government & Agency Obligations (26.1%)
            Mortgage Pass-Through Securities (4.0%)
   3,348    Federal Home Loan Mortgage Corp. PC Gold............      6.00        11/01/01-
                                                                                  09/01/03       3,464,142
   1,400    Federal Home Loan Mortgage Corp. PC Gold............      6.50              **       1,423,187
     261    Federal Home Loan Mortgage Corp. PC Gold............      6.50        07/01/02-
                                                                                  09/01/02         269,261
     378    Federal National Mortgage Assoc.....................      6.00        08/01/02-
                                                                                  12/01/02         387,960
                                                                                              ------------
                                                                                                 5,544,550
                                                                                              ------------
            U.S. Government & Agency Obligations (22.1%)
   9,700    Federal Home Loan Mortgage Corp. ...................      5.25        01/15/06      10,213,935
  13,100    Federal National Mortgage Assoc. ...................  5.50 - 7.125    12/15/05-
                                                                                  06/15/10      14,196,880
   5,750    U.S. Treasury Note..................................      7.50        02/15/05       6,539,952
                                                                                              ------------
                                                                                                30,950,767
                                                                                              ------------
            Total U.S. Government & Agency Obligations (Cost $34,988,902)..................     36,495,317
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------
            Asset Backed Securities (10.4%)
            Finance/Rental/Leasing
 $ 1,000    American Express Credit Account Master Trust 2001-2
              A.................................................      6.40%       04/15/05    $  1,034,209
     200    CIT Marine Trust 1999-A AL..........................      5.80        04/15/10         204,046
     875    Chase Credit Card Master Trust 2001-4 A.............      5.50        11/17/08         919,286
     500    Connecticut RRB Special Purpose Trust CL&P-1........      5.36        03/30/07         522,040
     625    Daimler-Benz Vehicle Trust 1998-A A4................      5.22        12/22/03         633,315
   1,000    Daimler Chrysler Auto Trust 2000-C A3...............      6.82        09/06/04       1,044,417
     437    First Security Auto Owner Trust 1999-1 A4...........      5.74        06/15/04         445,973
     785    Ford Credit Auto Owner Trust 2000-E A4..............      6.74        06/15/04         816,740
   1,400    Honda Auto Receivables Owner Trust 2001-3 A2........   2.76 - 6.62    02/18/04-
                                                                                  07/15/04       1,421,123
   1,325    Household Automotive Trust 2001-3 A3................      3.68        04/17/06       1,339,078
   1,200    MBNA Master Card Trust 1997-J A.....................      2.645       02/15/07       1,200,454
     650    MMCA Automobile Trust 2000-1 A3.....................      7.00        06/15/04         672,854
   1,638    Nissan Auto Receivables Owner Trust 2000-A A3.......   4.80 - 7.01    09/15/03-
                                                                                  02/15/07       1,698,781
     650    Nordstrom Private Label Credit Card Master
              Trust - 144A* 2000-C A3...........................      4.82        04/15/10         657,498
     765    Peco Energy Transition Trust 1999-A A2..............  3.605 - 5.63    03/01/05-
                                                                                  03/01/06         774,745
     500    Premier Auto Trust 1999-2 A4........................      5.59        02/09/04         512,459
     360    Residential Funding Mortgage Securities
              Trust 2000-HI4 AI2................................      7.39        04/25/11         370,895
     246    Toyota Auto Receivables Owner Trust 1999-A A3.......      6.15        08/16/04         249,556
                                                                                              ------------
            Total Asset Backed Securities (Cost $14,330,269)...............................     14,517,469
                                                                                              ------------
            Collateralized Mortgage Obligations (0.8%)
            U.S. Government Agencies
   1,022    Federal Home Loan Mortgage Corp. ...................      6.50        03/15/29       1,051,690
      86    Federal National Mortgage Assoc. CMO 2001...........      2.574       10/25/24          86,282
                                                                                              ------------
            Total Collateralized Mortgage Obligations (Cost $1,126,852)....................      1,137,972
                                                                                              ------------
            Short-Term Investments (a) (16.3%)
            U.S. Government Agency & Obligations
  22,600    Federal National Mortgage Assoc. ...................      2.48        11/01/01      22,600,000
     150    U.S. Treasury Bill..................................      2.17        11/15/01         149,873
                                                                                              ------------
            Total Short-Term Investments (Cost $22,749,873)................................     22,749,873
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 (UNAUDITED) continued


                                                                                     -------------
            Total Investments (Cost $125,028,659) (b)...................    91.7%    $128,141,357
            Other Assets in Excess of Liabilities.......................     8.3       11,526,477
                                                                           -----     ------------
            Net Assets..................................................   100.0%    $139,667,834
                                                                           =====     ============

---------------------

    *    Resale is restricted to qualified institutional investors.
    ** Security purchased on a forward commitment with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
    (a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,430,531 and the aggregate gross unrealized depreciation is $317,833, resulting in net unrealized appreciation of $3,112,698.

Long (Short) Futures Contracts Open at October 31, 2001:

                           DESCRIPTION,      UNDERLYING     UNREALIZED
NUMBER OF                 DELIVERY MONTH,    FACE AMOUNT   APPRECIATION/
CONTRACTS   LONG/SHORT       AND YEAR         AT VALUE     DEPRECIATION
------------------------------------------------------------------------
    47         Long     U.S. Treasury Notes  $5,163,391      $  70,093
                           December 2001
    55         Long     U.S. Treasury Bond   11,671,172        187,154
                           December 2001
  (138)       Short     U.S. Treasury Notes  (15,389,157)     (511,936)
                           December 2001
                                                             ---------
                        Net unrealized depreciation.....     $(254,689)
                                                             =========

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $125,028,659).......................................  $128,141,357
Receivable for:
    Investments sold........................................    12,462,114
    Shares of beneficial interest sold......................     2,491,579
    Interest................................................     1,482,649
Prepaid expenses and other assets...........................        42,129
                                                              ------------
    Total Assets............................................   144,619,828
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     3,711,356
    Shares of beneficial interest repurchased...............       654,574
    Variation margin on futures contracts...................        94,485
    Investment management fee...............................        69,087
    Dividends to shareholders...............................        35,216
Accrued expenses and other payables.........................       387,276
                                                              ------------
    Total Liabilities.......................................     4,951,994
                                                              ------------
    Net Assets..............................................  $139,667,834
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $140,700,272
Net unrealized appreciation.................................     2,858,010
Dividends in excess of net investment income................      (764,826)
Accumulated net realized loss...............................    (3,125,622)
                                                              ------------
    Net Assets..............................................  $139,667,834
                                                              ============
Net Asset Value Per Share,
  14,396,659 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................         $9.70
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended October 31, 2001 (unaudited)

Net Investment Income:

Interest Income.............................................  $3,224,505
                                                              ----------
Expenses
Investment management fee...................................     425,170
Transfer agent fees and expenses............................      33,954
Professional fees...........................................      28,701
Registration fees...........................................      25,017
Shareholder reports and notices.............................      23,182
Custodian fees..............................................       8,056
Trustees' fees and expenses.................................       6,060
Other.......................................................       3,813
                                                              ----------
    Total Expenses..........................................     553,953
Less: amounts waived/reimbursed.............................     (68,045)
                                                              ----------
    Net Expenses............................................     485,908
                                                              ----------
    Net Investment Income...................................   2,738,597
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
    Investments.............................................   1,883,928
    Futures contracts.......................................     147,401
                                                              ----------
    Net Gain................................................   2,031,329
                                                              ----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   2,200,599
    Futures contracts.......................................    (254,688)
                                                              ----------
    Net Appreciation........................................   1,945,911
                                                              ----------
    Net Gain................................................   3,977,240
                                                              ----------
Net Increase................................................  $6,715,837
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              OCTOBER 31, 2001   APRIL 30, 2001
                                                                ------------      ------------
                                                                (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  2,738,597      $  6,460,933
Net realized gain (loss)....................................       2,031,329        (1,540,949)
Net change in unrealized appreciation.......................       1,945,911         4,375,709
                                                                ------------      ------------
    Net Increase............................................       6,715,837         9,295,693
Dividends to shareholders from net investment income........      (3,220,306)       (6,469,426)

Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      26,254,948       (11,603,065)
                                                                ------------      ------------
    Net Increase (Decrease).................................      29,750,479        (8,776,798)
Net Assets:
Beginning of period.........................................     109,917,355       118,694,153
                                                                ------------      ------------
End of Period
(Including dividends in excess of net investment income of
$764,826 and $6,408, respectively)..........................    $139,667,834      $109,917,355
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Limited Duration Fund (the "Fund"), formerly Morgan Stanley Short-Term Bond Fund (the Fund's name changed effective December 27, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 2001 through December 31, 2002, the Investment Manager has agreed to waive its fee and reimburse expenses to the extent they exceed 0.80% of the daily net assets of the Fund.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended October 31, 2001 were $158,437,835, and $141,845,538, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $110,115,097 and $97,448,008, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                         MONTHS ENDED                      ENDED
                                                       OCTOBER 31, 2001               APRIL 30, 2001
                                                  ---------------------------   ---------------------------
                                                          (unaudited)
                                                    SHARES         AMOUNT         SHARES         AMOUNT
                                                  -----------   -------------   -----------   -------------
Sold............................................   26,683,672   $ 254,271,845    34,088,802   $ 318,978,719
Reinvestment of dividends.......................      238,260       2,272,839       495,692       4,636,843
                                                  -----------   -------------   -----------   -------------
                                                   26,921,932     256,544,684    34,584,494     323,615,562
Repurchased.....................................  (24,166,916)   (230,289,736)  (35,850,061)   (335,218,627)
                                                  -----------   -------------   -----------   -------------
Net increase (decrease).........................    2,755,016   $  26,254,948    (1,265,567)  $ (11,603,065)
                                                  ===========   =============   ===========   =============

5. Federal Income Tax Status

At April 30, 2001, the Fund had a net capital loss carryover of approximately $4,311,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through April 30 of the following years:

           AMOUNT IN THOUSANDS
------------------------------------------
2003  2004  2005  2006  2007  2008   2009
----  ----  ----  ----  ----  ----  ------
$378  $501  $186  $359  $509  $544  $1,834
====  ====  ====  ====  ====  ====  ======

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (UNAUDITED) continued

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $797,000 during fiscal 2001.

As of April 30, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses.

6. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, the Fund may enter into interest rate futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement and Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At October 31, 2001, the Fund had outstanding interest rate future contracts.

7. Change in Accounting Policy

Effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $276,708 decrease in the cost of securities and a corresponding $276,708 decrease to undistributed net investment income based on securities held as of April 30, 2001.

The effect of this change for the six months ended October 31, 2001 was to decrease net investment income by $319,607, increase unrealized appreciation by $111,988, and increase net realized gain by $207,619. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Limited Duration Fund

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                               FOR THE SIX                 FOR THE YEAR ENDED APRIL 30,
                                               MONTHS ENDED     ---------------------------------------------------
                                             OCTOBER 31, 2001     2001       2000       1999       1998      1997
                                             ----------------   --------   --------   --------   --------   -------
                                               (unaudited)

Selected Per Share Data:
Net asset value, beginning of period.......         $9.44          $9.20      $9.49      $9.49      $9.50    $ 9.54
                                                    -----          -----      -----      -----      -----    ------
Income (loss) from investment operations:
    Net investment income..................          0.19(4)        0.55       0.51       0.56       0.65      0.61
    Net realized and unrealized gain
      (loss)...............................          0.33(4)        0.24      (0.29)        --         --     (0.06)
                                                    -----          -----      -----      -----      -----    ------
Total income from investment operations....          0.52           0.79       0.22       0.56       0.65      0.55
                                                    -----          -----      -----      -----      -----    ------
Less dividends from net investment
  income...................................         (0.26)         (0.55)     (0.51)     (0.56)     (0.66)    (0.59)
                                                    -----          -----      -----      -----      -----    ------
Net asset value, end of period.............         $9.70          $9.44      $9.20      $9.49      $9.49    $ 9.50
                                                    =====          =====      =====      =====      =====    ======
Total Return+..............................          5.60%(1)       8.82%      2.36%      6.00%      7.02%     5.88%
Ratios to Average Net Assets(3):
Expenses...................................          0.80%(2)       0.80%      0.80%      0.31%        --      0.64%
Net investment income......................          4.40%(2)(4)     5.87%     5.43%      5.68%      6.52%     6.25%
Supplemental Data:
Net assets, end of period, in thousands....      $139,668       $109,917   $118,694   $186,442   $107,699   $42,252
Portfolio turnover rate....................           138%(1)        133%        71%        58%        55%       67%

---------------------

     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:

                                        EXPENSE         NET INVESTMENT
        PERIOD ENDED                     RATIO           INCOME RATIO
        ------------                    -------         --------------
        October 31, 2001                 0.91%               4.40%
        April 30, 2001                   0.92                5.75
        April 30, 2000                   0.90                5.33
        April 30, 1999                   0.88                5.11
        April 30, 1998                   1.10                5.42
        April 30, 1997                   1.30                5.59

    (4) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
         Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended October 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain or loss per share by $0.03 and decrease the ratio of net investment income to average net assets by 0.80%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

David S. Horowitz
Vice President

Charles Moon
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
Limited Duration Fund

Semiannual Report
October 31, 2001